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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2001

DIGIMARC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-28317 (Commission File Number)	94-3342784 (IRS Employer Identification No.)
19801 S.W. 72ND AVENUE, SUITE 100, TUALATIN, OREGON (Address of Principal Executive Offices)	97062 (Zip Code)

(503) 885-9699
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

    On December 3, 2001, we issued a press release regarding the announcement of Digimarc Corporation as the winning bidder for Polaroid Corporation's ID Systems business in an auction conducted by Polaroid Corporation and other related debtor parties on November 29 and 30, 2001, pursuant to sale procedures approved by the United States Bankruptcy Court for the District of Delaware. A complete copy of our press release, dated December 3, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Digimarc Corporation, dated December 3, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2001.

DIGIMARC CORPORATION
By:	/s/ E.K. RANJIT E.K. Ranjit Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Digimarc Corporation, dated December 3, 2001.

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX